Exhibit 32


                 CERTIFICATIONS PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of Integrated Defense Technologies, Inc. (the "Company") on Form 10-Q for the period ending June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. Keenan, Chief Executive Officer of the Company, and John W. Wilhoite, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements  of
       Section 13(a) or 15(d) of the Securities Exchange Act of
       1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003                   /s/ Thomas J. Keenan
                                       --------------------------
                                       Thomas J. Keenan
                                       Chief Executive Officer

Date: August 8, 2003                   /s/ John W. Wilhoite
                                       --------------------------
                                       John W. Wilhoite
                                       Vice President of Finance and
                                       Chief Financial Officer